UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2022

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On February 8, 2022, Medicine Man Technologies, Inc. (the “Company”) entered into a Modification Agreement (the “Modification Agreement”) with Nuevo Holding, LLC, a wholly-owned subsidiary of the Company (the “RGA Purchaser”), Nuevo Elemental Holding, LLC, a wholly-owned subsidiary of the Company (the “Elemental Purchaser” and together with the RGA Purchaser, the “Acquisition Subsidiaries”), and William Ford (“Representative”), in his capacity as Representative under the Purchase Agreement, dated November 29, 2021, by and among the Company, the Acquisition Subsidiaries, Representative, Reynold Greenleaf & Associates, LLC, a New Mexico limited liability company (“RGA”), Elemental Kitchen and Laboratories, LLC (“Elemental” and together with RGA, the “Acquired Companies”), and the parties identified as “Equityholders” named therein (the “Purchase Agreement”). The Modification Agreement amended the terms of the Purchase Agreement to (i) exclude a parcel of real property owned by RGA and a loan made by RGA from the Acquisitions (as defined below), (ii) increase the purchase price for the Acquisitions by $800,000 to account for certain inventory recently acquired by one of the NFPs (as defined below), and (iii) make other amendments to provisions addressing Line Item Adjustment multipliers, Base Cash Amount (in each case, as such terms are defined in the Purchase Agreement), and the payment of the cash purchase price.

Also on February 8, 2022, the Acquisition Subsidiaries acquired substantially all of the operating assets of RGA and all of the equity of Elemental and assumed specified liabilities of RGA and Elemental pursuant to the terms of the Purchase Agreement (collectively, the “Acquisitions”). Pursuant to existing laws and regulations in New Mexico, the cannabis licenses for certain facilities managed by RGA are held by two not-for-profit entities: Medzen Services, Inc. (“Medzen”) and R. Greenleaf Organics, Inc. (“Greenleaf” and together with Medzen, the “NFPs”). At the closing, Nuevo Holding, LLC gained control over the NFPs by becoming the sole member of each of the NFPs and replacing the directors of the two NFPs with Justin Dye, the Company’s Chief Executive Officer and one of its directors, Nancy Huber, the Company’s Chief Financial Officer, and Dan Pabon, the Company’s General Counsel, Chief Government Affairs Officer and Corporate Secretary.

On the same date, the RGA Purchaser entered into two separate Call Option Agreements containing substantially identical terms with each of the NFPs (each, a “Call Agreement”). Each Call Agreement gives the RGA Purchaser the right to acquire 100% of the equity or 100% of the assets of the applicable NFP for a purchase price of $100 if, in the future, the New Mexico legislature adopts legislation that permits a NFP to (i) convert to a for-profit corporation and maintain its cannabis license or (ii) sell its assets (including its cannabis license) to a for-profit corporation. The RGA Purchaser will have one year after receipt of notice of the approval of such legislation from the NFPs to exercise its call option.

After purchase price adjustments and subject to post-closing adjustments, the aggregate purchase price for the Acquisitions paid at closing was approximately $44.7 million, of which approximately $27.7 million was paid in cash and $17.0 million was paid in the form of an unsecured promissory note issued by the RGA Purchaser to RGA (the “Note”). The principal of the Note is payable on February 8, 2025, with interest payable monthly at an annual interest rate of 5%. The Note provides for customary events of default, such as the failure to pay amounts due under the Note, and certain bankruptcy, insolvency, reorganization, winding-up, composition or readjustment of debts, or receivership proceedings or similar actions. Upon the occurrence and during the continuation of an event of default under the Note, among other remedies, RGA may declare the unpaid principal amount of the Note, together with all accrued and unpaid interest thereon, to be immediately due and payable. In addition to the foregoing, the Acquisition Subsidiaries may be required to make a potential “earn-out” payment of up to an additional $4.5 million in cash to RGA and Representative based on the EBITDA of the acquired business for calendar year 2021.

The Company previously reported the terms of the Purchase Agreement and the transactions contemplated thereby in Item 1.01 of the Company’s Current Report on Form 8-K filed on December 3, 2021. The foregoing description of the Acquisition, the Purchase Agreement, the Modification Agreement, the Call Option Agreements and the Note does not purport to be complete and is qualified in its entirety by reference to the copies of the Purchase Agreement, the Modification Agreement, the Form of Call Option Agreement and the Note attached hereto as Exhibits 2.1, 2.2, 2.3 and 4.1 and incorporated by reference herein.

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Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 8, 2022, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K and the press release attached as Exhibit 99.1 are being furnished by the Company pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Any financial statement information required under this Item 9.01 will be filed by amendment to the original Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

Any pro forma financial information required under this Item 9.01 will be filed by amendment to the original Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Purchase Agreement, dated November 29, 2021, by and among Medicine Man Technologies, Inc., Nuevo Holding, LLC, Nuevo Elemental Holding, LLC, Reynold Greenleaf & Associated, LLC, William N. Ford, Elemental Kitchen and Laboratories, LLC and the Equityholders named therein (Incorporated by reference to Exhibit 2.1 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed December 3, 2021 (Commission File No. 000-55450))
2.2*	Modification Agreement, dated February 8, 2022, by and among Medicine Man Technologies, Inc., Nuevo Holding, LLC, Nuevo Elemental Holding, LLC and William N. Ford in his capacity as Representative under the Purchase Agreement, dated November 29, 2021
2.3	Call Option Agreement, dated February 8, 2022, by and between Nuevo Holding, LLC and R. Greenleaf Organics, Inc.
2.4	Call Option Agreement, dated February 8, 2022, by and between Nuevo Holding, LLC and Medzen Services, Inc.
4.1	Promissory Note, dated February 8, 2022, issued by Nuevo Holding, LLC to Reynold Greenleaf & Associated, LLC
99.1	Press Release, dated February 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*       Certain exhibits and schedules to the agreement have been omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K and Item 601(a)(5), as applicable, of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Daniel R. Pabon
Date: February 14, 2022		Daniel R. Pabon General Counsel

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